Supplemental Operating & Financial Data Second Quarter Ended June 30, 2021

Supplemental Financial and Operating Information | As of June 30, 20212 Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Glossary 15-17

Supplemental Financial and Operating Information | As of June 30, 20213 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $62, $56,,$231 and $257 for the three and six months ended June 30, 2021 and 2020, respectively. 2. Includes reimbursable income from the Company’s tenants of $399, $347, $852 and $511 for the three and six months ended June 30, 2021 and 2020, respectively. 3. During the three and six months ended June 30, 2021, includes the recognition of $2,061 and $1,044 of cash and straight-line rent receivables, respectively, for previously unaccrued amounts from tenants that were moved from non-accrual to accrual accounting. 4. During the three and six months ended June 30, 2020, includes non-recurring expenses of $441 and $1,093, respectively, for costs and charges incurred in connection with the termination of one of our executive officers and $119 of non-recurring recruiting costs. 5. Includes reimbursable expenses from the Company’s tenants $398, $346, $850, and $511 for the three and six months ended June 30, 2021 and 2020, respectively. 6. Includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs during the three and six months ended June 30, 2021 and the write-off of $924 of deferred financing costs during the six months ended June 30, 2020. Financial Summary Consolidated Statements of Operations Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2021 2020 2021 2020 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Rental revenue1,2,3 $ 53,150 $ 36,465 $ 98,582 $ 76,007 Interest on loans and direct financing lease receivables 3,879 2,037 6,984 3,976 Other revenue, net 37 1 52 8 Total revenues 57,066 38,503 105,618 79,991 Expenses: General and administrative4 6,470 6,253 12,901 13,789 Property expenses5 1,174 572 2,588 945 Depreciation and amortization 17,184 13,464 32,830 26,476 Provision for impairment of real estate 398 1,486 6,120 1,859 Change in provision for loan losses (166) 48 (128) 516 Total expenses 25,060 21,823 54,311 43,585 Other operating income: Gain on dispositions of real estate, net 3,710 1,093 7,498 2,968 Income from operations 35,716 17,773 58,805 39,374 Other (expense)/income: Loss on repayment and repurchase of secured borrowings6 (4,461) — (4,461) (924 Interest expense (7,811) (7,403) (15,489) (14,236 Interest income 17 144 37 375 Income before income tax expense 23,461 10,514 38,892 24,589 Income tax expense 61 70 117 101 Net income 23,400 10,444 38,775 24,488 Net income attributable to non-controlling interests (116) (63) (196) (147 Net income attributable to stockholders and members $ 23,284 $ 10,381 $ 38,579 $ 24,341 Basic weighted-average shares outstanding 116,318,386 91,604,397 111,678,562 90,963,400 Basic net income per share $ 0.20 $ 0.11 $ 0.34 $ 0.27 Diluted weighted-average shares outstanding 117,513,344 92,483,898 112,770,501 91,908,098 Diluted net income per share $ 0.20 $ 0.11 $ 0.34 $ 0.26

Supplemental Financial and Operating Information | As of June 30, 20214 1. During the three and six months ended June 30, 2021, includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs. 2. Includes non-recurring expenses of $441 and $1,093 for accruals of severance payments and acceleration of non-cash compensation expense in connection with the termination of an executive officers during the three and six months ended June 30, 2020, respectively, $119 of non-recurring recruiting costs during the three and six months ended June 30, 2020 and our $924 loss on repayment of secured borrowings during the six months ended June 30, 2020. 3. Calculations exclude $68, $77, $187 and $207 from the numerator for the three and six months ended June 30, 2021 and 2020, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three months ended June 30, Six months ended June 30, (unaudited, in thousands except per share amounts) 2021 2020 2021 2020 Net income $ 23,400 $ 10,444 $ 38,775 $ 24,488 Depreciation and amortization of real estate 17,158 13,439 32,779 26,427 Provision for impairment of real estate 398 1,486 6,120 1,859 Gain on dispositions of real estate, net (3,710) (1,093) (7,498) (2,968 Funds from Operations 37,246 24,276 70,176 49,806 Other non-recurring expenses1,2 4,461 560 4,461 2,136 Core Funds from Operations 41,707 24,837 74,637 51,942 Adjustments: Straight-line rental revenue, net (5,220) (2,170) (8,864) (5,361 Non-cash interest expense 417 237 896 771 Non-cash compensation expense 1,856 1,399 3,451 2,690 Other amortization expense 1,315 919 2,420 1,353 Other non-cash charges (168) 48 (132) 516 Capitalized interest expense (15) (65) (35) (160 Transaction costs — 42 — 109 Adjusted Funds from Operations $ 39,892 $ 25,247 $ 72,373 $ 51,861 Net income per share3: Basic $ 0.20 $ 0.11 $ 0.34 $ 0.27 Diluted $ 0.20 $ 0.11 $ 0.34 $ 0.26 FFO per share3: Basic $ 0.32 $ 0.26 $ 0.60 $ 0.54 Diluted $ 0.32 $ 0.26 $ 0.60 $ 0.54 Core FFO per share3: Basic $ 0.35 $ 0.27 $ 0.64 $ 0.57 Diluted $ 0.35 $ 0.27 $ 0.64 $ 0.56 AFFO per share3: Basic $ 0.34 $ 0.27 $ 0.62 $ 0.57 Diluted $ 0.34 $ 0.27 $ 0.62 $ 0.56

Supplemental Financial and Operating Information | As of June 30, 20215 Financial Summary Consolidated Balance Sheets (in thousands, except share and per share amounts) June 30, 2021 December 31, 2020 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 835,542 $ 741,254 Building and improvements 1,723,811 1,519,665 Lease incentive 13,152 14,297 Construction in progress 4,329 3,908 Intangible lease assets 85,276 80,271 Total real estate investments, at cost 2,662,110 2,359,395 Less: accumulated depreciation and amortization (165,731) (136,097) Total real estate investments, net 2,496,379 2,223,298 Loans and direct financing lease receivables, net 237,648 152,220 Real estate investments held for sale, net 6,349 17,058 Net investments 2,740,376 2,392,576 Cash and cash equivalents 126,465 26,602 Restricted cash 3,212 6,388 Straight-line rent receivable, net 47,739 37,830 Rent receivables, prepaid expenses and other assets, net 30,882 25,406 Total assets $ 2,948,674 $ 2,488,802 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ — $ 171,007 Unsecured term loans, net of deferred financing costs 626,628 626,272 Senior unsecured notes, net 394,955 — Revolving credit facility — 18,000 Intangible lease liabilities, net 10,465 10,168 Dividend payable 29,698 25,703 Derivative liabilities 23,169 38,912 Accrued liabilities and other payables 21,189 16,792 Total liabilities 1,106,104 906,854 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 6/30/21 and 12/31/20 — — Common stock, $0.01 par value; 500,000,000 authorized; 117,982,993 and 106,361,524 issued and outstanding as of 6/30/21 and 12/31/20, respectively 1,181 1,064 Additional paid-in capital 1,955,450 1,688,540 Distributions in excess of cumulative earnings (94,911) (77,665) Accumulated other comprehensive loss (26,327) (37,181) Total stockholders' equity 1,835,393 1,574,758 Non-controlling interests 7,177 7,190 Total equity 1,842,570 1,581,948 Total liabilities and equity $ 2,948,674 $ 2,488,802

Supplemental Financial and Operating Information | As of June 30, 20216 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate made during the three months ended June 30, 2021 had occurred on April 1, 2021. 2. Adjustment includes $4,461 of non-core expenses added back to compute Core FFO, offset by $3,105 of cash and straight-line rent receivables from tenants moved from non-accrual to accrual accounting that was previously unaccrued and the $166 adjustment to our provision for loan loss. 3. Adjustment excludes $1,071 of non-recurring amortization expense recorded upon lease termination. Three Months Ended (unaudited, in thousands) June 30, 2021 Net income $ 23,400 Depreciation and amortization 17,184 Interest expense 7,811 Interest income (17) Income tax expense 61 EBITDA 48,439 Provision for impairment of real estate 398 Gain on dispositions of real estate, net (3,710) EBITDAre 45,127 Adjustment for current quarter re-leasing, acquisition and disposition activity1 2,945 Adjustment to exclude other non-recurring activity2 1,191 Adjusted EBITDAre - Current Estimated Run Rate 49,263 General and administrative 6,470 Adjusted net operating income ("NOI") 55,733 Straight-line rental revenue, net1 (4,090) Other amortization expense3 244 Adjusted Cash NOI $ 51,887 Annualized EBITDAre $ 180,508 Annualized Adjusted EBITDAre $ 197,052 Annualized Adjusted NOI $ 222,932 Annualized Adjusted Cash NOI $ 207,548

Supplemental Financial and Operating Information | As of June 30, 20217 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 1. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. 2. Common equity & units as of June 30, 2021, based on 117,982,993 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. (dollars in thousands, except share and per share amounts) June 30, 2021 Rate Maturity Total secured debt $ — —% N/A Unsecured debt: $200mm term loan $ 200,000 3.26% 2.8 years $430mm term loan 430,000 3.02% 5.4 years Senior Unsecured Notes 400,000 3.12% 10.0 years Revolving credit facility1 — —% 1.8 years Total unsecured debt $ 1,030,000 3.11% 6.7 years Gross debt $ 1,030,000 3.11% 6.7 years Less: cash & cash equivalents (126,465) Less: restricted cash deposits held for the benefit of lenders (3,212) Net debt $ 900,323 Equity: Preferred stock $ — Common stock & OP units (118,536,840 shares @ $27.04/share as of 6/30/21)2 3,205,236 Total equity $ 3,205,236 Total enterprise value ("TEV") $ 4,105,559 Net Debt / TEV 21.9% Net Debt / Annualized Adjusted EBITDAre 4.6x

Supplemental Financial and Operating Information | As of June 30, 20218 Net Investment Activity Investment Summary 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross purchase price for the property plus transaction costs. 3. GAAP rent for the first twelve months after the investment divided by the gross purchase price for the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q’21 Number of Transactions 28 41 32 11 19 33 22 34 Property Count 139 94 63 13 50 108 74 94 Avg. Investment per Unit (in 000s) $ 1,174 $ 2,049 $ 2,551 $ 2,870 $ 2,866 $ 2,218 $ 2,650 $ 2,354 Cash Cap Rates2 7.5% 7.3% 7.1% 7.4% 7.1% 7.1% 7.0% 7.1% GAAP Cap Rates3 8.3% 8.0% 8.0% 8.1% 7.9% 7.7% 7.9% 7.8% Master Lease %4,5 73% 41% 54% 68% 79% 89% 79% 83% Sale-Leaseback %4,6 93% 81% 88% 100% 92% 88% 85% 88% % of Financial Reporting4 100% 99% 100% 100% 100% 100% 100% 100% Rent Coverage Ratio 3.2x 3.1x 2.7x 4.3x 2.8x 3.6x 3.0x 2.7x Lease Term Years 16.6 16.3 16.1 16.7 17.6 16.3 16.1 13.5 In ve st m en t Ac tiv ity ($ 00 0s )

Supplemental Financial and Operating Information | As of June 30, 20219 Net Investment Activity Disposition Summary 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel was sold. Dispositions 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q’21 Realized Gain/(Loss) 1,2 17.8% 8.5% 3.2% 29.5% (4.5)% (10.2)% 4.5% (7.3)% Cash cap rate on leased assets 3 6.7% 6.9% 7.1% 6.8% 7.0% 7.4% 7.1% 7.1% Leased properties sold 4 9 7 10 3 11 21 15 6 Vacant properties sold 4 1 1 — — 3 2 1 1 Rent Coverage Ratio 1.1x 1.7x 0.7x 1.3x 2.2x 2.3x 1.8x 1.8x

Supplemental Financial and Operating Information | As of June 30, 202110 Portfolio Summary Portfolio Highlights 1. Includes 159 properties that secure mortgage loans receivable. 2. Exclusive of our Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of June 30, 2021 Investment Properties (#)1 1,325 Square Footage (mm) 11.6 Tenants (#) 281 Concepts (#) 402 Industries (#) 17 States (#) 44 Weighted Average Remaining Lease Term (Years) 14.0 Triple-Net Leases (% of Cash ABR) 94.0% Master Leases (% of Cash ABR) 59.5% Sale-Leaseback (% of Cash ABR)2,3 84.7% Unit-Level Rent Coverage 3.2x Unit-Level Financial Reporting (% of Cash ABR) 98.3% Leased (%) 99.8% Top 10 Tenants (% of Cash ABR) 19.5% Average Investment Per Property ($mm) $2.2 Total Cash ABR ($mm) $209.3

Supplemental Financial and Operating Information | As of June 30, 202111 Portfolio Summary Tenant and Industry Diversification Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Property count includes 159 properties that secure mortgage loans receivable, but exclude 2 vacant properties. 3. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties3 Building SqFt Rent Per SqFt4 Quick Service Service $ 28,975 13.8% 350 958,092 $ 30.11 Car Washes Service 28,802 13.8% 119 559,428 50.61 Early Childhood Education Service 28,426 13.6% 122 1,288,886 21.71 Medical / Dental Service 26,083 12.5% 158 1,089,845 23.97 Automotive Service Service 17,075 8.2% 125 876,015 20.57 Convenience Stores Service 15,800 7.5% 144 570,876 27.68 Casual Dining Service 11,368 5.4% 82 466,641 24.93 Equipment Rental and Sales Service 6,503 3.1% 27 540,352 12.04 Family Dining Service 5,768 2.8% 39 227,894 25.31 Pet Care Services Service 3,622 1.7% 36 262,371 17.35 Other Services Service 3,055 1.4% 18 199,983 16.06 Service Subtotal $ 175,477 83.8% 1220 7,040,383 $ 25.21 Health and Fitness Experience $ 9,885 4.7% 25 1,004,189 $ 9.84 Entertainment Experience 9,097 4.3% 22 735,738 12.36 Movie Theatres Experience 4,171 2.0% 6 293,206 14.22 Experience Subtotal $ 23,153 11.0% 53 2,033,133 $ 11.39 Grocery Retail $ 4,966 2.4% 23 961,560 $ 5.16 Home Furnishings Retail 1,998 1.0% 4 217,339 9.19 Retail Subtotal $ 6,964 3.4% 27 1,178,899 $ 5.91 Building Materials Industrial $ 3,748 1.8% 23 1,257,017 $ 2.98 Total/Weighted Average $ 209,342 100% 1,323 11,509,433 $ 18.28 Top 10 Tenants1,2 Properties % of Cash ABR 74 2.5% 17 2.4% 23 2.3% 13 2.1% 34 1.8% 5 1.8% 19 1.7% 5 1.7% 19 1.6% 13 1.6% Top 10 Tenants 222 19.5% Total 1,325 100%

Supplemental Financial and Operating Information | As of June 30, 202112 Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of June 30, 2021 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Rent Coverage Ratio (x) Rent Coverage Ratio (x) 29.1% Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.3% Corporate-Level Financial Reporting 98.3% Both Unit-Level and Corporate-Level Financial Information 97.8% No Financial Information 1.5%

Supplemental Financial and Operating Information | As of June 30, 202113 Leasing Summary Leasing Expiration Schedule, Lease Renewal Activity and Statistics 1. Expiration year of contracts in place as of June 30, 2021 and excludes any tenant option renewal periods that have not been exercised. 2. Property count includes 159 properties that secure mortgage loans receivable, but exclude 2 vacant properties. 3. Weighted by cash ABR as of June 30, 2021. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of June 30, 2021. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics Lease Terminated Leases Re-Leased Total $(000)s Renewals Without Vacancy After Vacancy Leasing Prior Cash ABR $ 72 $ 6,325 $ 4,688 $ 11,084 New Cash ABR4 $ 74 $ 5,402 $ 4,209 $ 9,684 Recovery Rate 103.0% 85.4% 89.8% 87.4% Number of Leases 1 36 20 57 Average Months Vacant 0 0 3.9 0 % of Total Cash ABR5 —% 2.6% 2.0% 4.6% Vacant Properties at March 31, 2021 11 Expiration Activity 0 Lease Termination 1 Vacant Property Sales -1 Lease Activity -9 Vacant Properties at June 30, 2021 2 Cash % of # of Wgt. Avg. Year1 ABR Cash ABR Properties2 Coverage3 2021 $ 31 —% 0 0.0 2022 490 0.2% 5 3.0x 2023 1,426 0.7% 16 2.9x 2024 4,926 2.4% 49 4.8x 2025 1,726 0.8% 18 2.5x 2026 4,435 2.1% 30 3.6x 2027 4,470 2.1% 28 2.8x 2028 4,324 2.1% 15 1.6x 2029 5,283 2.5% 74 4.1x 2030 5,238 2.5% 49 3.9x 2031 12,193 5.8% 73 2.3x 2032 10,380 5.0% 50 4.0x 2033 7,889 3.8% 26 2.9x 2034 34,260 16.4% 244 4.6x 2035 20,612 9.8% 129 2.8x 2036 14,178 6.8% 94 2.5x 2037 5,205 2.5% 27 8.2x 2038 11,857 5.7% 74 2.5x 2039 22,259 10.6% 119 2.7x 2040 27,948 13.4% 147 2.1x Thereafter 10,212 4.8% 56 2.0x Total $ 209,342 100.0% 1,323 3.2x

Supplemental Financial and Operating Information | As of June 30, 202114 Leasing Summary Same-Store Analysis Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is April 1, 2020 through June 30, 2021. The same-store portfolio for 2Q’21 is comprised of 966 properties and represented 70% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at June 30, 2021. Contractual Cash Rent: The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease as of June 30, 2021; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period Defined Terms Same-Store Portfolio Performance Contractual Cash Rent ($000s) % Type of Business 2Q’21 2Q’20 Change Service $ 30,373 $ 30,549 (0.6)% Experience 5,105 5,355 (4.7)% Retail 738 587 25.8% Industrial 660 647 2.0% Total Same-Store Rent $ 36,876 $ 37,138 (0.7)%

Supplemental Financial and Operating Information | As of June 30, 202115 Leasing Summary Lease Escalations 1. Based on cash ABR as of June 30, 2021. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 80.3% 1.6% Every 2 years 1.9% 1.5% Every 3 years 0.5% —% Every 4 years 0.3% 1.0% Every 5 years 10.5% 1.7% Every 6 years 0.2% 0.8% Other escalation frequencies 4.7% 1.1% Flat 1.6% 1.0% Total / Weighted Average 100.0% 1.6%

Supplemental Financial and Operating Information | As of June 30, 202116 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of June 30, 202117 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of June 30, 202118 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).